UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2020

American Renal Associates Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware			001-37751	27-2170749
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(IRS Employer Identification Number)

500 Cummings Center	Beverly,	Massachusetts		01915
(Address of principal executive offices)				(Zip code)

(978) 922-3080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ARA	New York Stock Exchange

Item 8.01	Other Events.
The Board of Directors of American Renal Associates Holdings, Inc. (the “Company”) has established April 29, 2020 as the date of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Because the date of the 2020 Annual Meeting has been advanced by more than 30 days from the anniversary date of the Company’s 2019 Annual Meeting of Stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change. Stockholders of record as of the close of business on March 5, 2020 will be entitled to notice of, and to vote at, the 2020 Annual Meeting. The exact time and location of the 2020 Annual Meeting will be specified in the Company’s proxy statement for the 2020 Annual Meeting.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is received by the Company’s Interim Secretary at American Renal Associates Holdings, Inc., 500 Cummings Center, Suite 6550, Beverly, MA 01915, on or prior to February 19, 2020, which the Company has determined to be a reasonable time before it expects to begin to publish and send notice of its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2020 Annual Meeting.

In addition, our Amended and Restated Bylaws (the “Bylaws”) permit stockholders to nominate candidates for director and present other business for consideration at our annual meeting of stockholders. To make a director nomination or present other business for consideration at the 2020 Annual Meeting, you must submit a timely notice in accordance with the procedures described in the Bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at our principal executive offices not later than the close of business on February 17, 2020 (the 10th day following the day on which this public announcement of the date of the 2020 Annual Meeting was made). The Bylaws have additional requirements that must also be followed in connection with submitting nominations or other business at an annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

Dated:	February 7, 2020	By:	/s/ Mark Herbers
		Name:	Mark Herbers
		Title:	Interim Chief Financial Officer

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